EXHIBIT 10(m)

CONFORMED COPY

American Water Works Company, Inc.

4.92% Senior Notes due 2006

American Water Capital Corp.

4.92% Senior Notes due 2006

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

November 6, 2001

RWE Aktiengesellschaft
Opernplatz 1, 45128
Essen, Germany

Ladies and Gentlemen:

American Water Works Company, Inc., a Delaware corporation (“American Water Works”), proposes to issue and sell to RWE Aktiengesellschaft (the “Initial Purchaser”), upon the terms and subject to the conditions set forth in the Note Purchase Agreement dated as of November 6, 2001 (the “Purchase Agreement”), among the Initial Purchaser, American Water Works and the Company (as defined below) up to $150,000,000 aggregate principal amount of its 4.92% Senior Notes due 2006 (the “AWWC Notes”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

American Water Capital Corp., a Delaware Corporation (the “Company”), proposes to issue and sell to the Initial Purchaser, upon the terms and subject to the conditions set forth in the Purchase Agreement, up to $1,050,000,000 aggregate principal amount of its 4.92% Senior Notes due 2006 (the “AWCC Notes” and together with the AWWC Notes, the “Notes”).

As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, American Water Works and the Company agree with the Initial Purchaser, for the benefit of the holders of the Notes (including the Initial Purchaser of the Notes (collectively the “Holders”) as follows:

1.    Registered Exchange Offer.    American Water Works shall, upon demand by any Holder of AWWC Notes made after the termination of the Merger

Agreement pursuant to Article VII thereof and the Company shall, upon demand by any Holder of AWCC Notes made after termination of the Merger Agreement pursuant to Article VII thereof, (i) prepare and, not later than 60 days after such demand (the “Filing Date”), file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act with respect to a proposed offer to the Holders (the “Registered Exchange Offer”) to issue and deliver to such Holders (x) of AWWC Notes, in exchange for the AWWC Notes, a like aggregate principal amount of debt securities of American Water Works, (the “AWCC Exchange Securities”) or (y) of AWCC Notes, in exchange for the AWCC Notes, a like aggregate principal amount of debt securities of the Company (the “AWCC Exchange Securities” and together with the AWWC Exchange Securities, the “Exchange Securities”), in each case that are identical in all material respects to the Notes, except for any transfer restrictions relating to the Notes, (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 75 days after the Filing Date and the Registered Exchange Offer to be consummated no later than 105 days after the Filing Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”). The AWCC Exchange Securities will be issued under an indenture between the Company and such bank or trust company that is reasonably satisfactory to the Initial Purchaser, as trustee (the “AWCC Exchange Securities Trustee”), in the form of the indenture filed as Exhibit 4(a) to the registration statement on Form S-3 filed by American Water Works and the Company with the Commission on January 30, 2001 and shall contain the same covenants and events of default with the respect to the Company as set forth in the Purchase Agreement (the “AWCC Exchange Securities Indenture”). The AWWC Exchange Securities will be issued under the an indenture between American Water Works and such bank or trust company that is reasonably satisfactory to the Initial Purchaser, as trustee (the “AWWCExchange Securities Trustee” and together with the AWCC Exchange Securities Trustee, the Exchange Securities Trustees”), in the form of the AWCC Exchange Securities Indenture with such modifications as shall be necessary to substitute American Water Works for the Company as the issuer thereunder and shall contain the same covenants and events of default with respect to American Water works as set forth in the Purchase Agreement (the “AWWC Exchange Securities Indenture” and together with the AWCC Exchange Securities Indenture, the “Exchange Securities Indentures”).

Upon the effectiveness of the Exchange Offer Registration Statement, American Water Works or the Company, as applicable, shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange AWCC Notes for AWCC Exchange Securities or each Holder electing to exchange AWWC Notes for AWWC Exchange Securities (assuming that such Holder (a) is not an affiliate of American Water Works or the Company, as applicable, or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Notes that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder’s business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. American Water Works, the Company, the Initial Purchaser and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Notes, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company or American Water Works, as applicable, shall, upon the request of any such Holder, simultaneously with the delivery of the applicable Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Notes held by such Holder (the “Private Exchange”), a like aggregate principal amount of debt securities of American Water Works or the Company, as applicable (the “Private Exchange Securities”) that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities.The Private Exchange Securities will be issued under the same indenture as the applicable Exchange Securities, and American Water Works or the Company, as applicable, shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the applicable Exchange Securities.

In connection with the Registered Exchange Offer, the Company or American Water Works, as applicable, shall:

(a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

(c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

(d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company or American Water Works, as applicable, shall:

(a) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(b) deliver to the applicable Exchange Securities Trustee for cancellation all Securities so accepted for exchange; and

(c) cause the applicable Exchange Securities Trustee, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

The Company or American Water Works, as applicable, shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Company or American Water Works, as applicable, shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

Each of the Exchange Securities Indentures shall provide that the Exchange Securities and the Private Exchange Securities that are subject to such Exchange Securities Indenture shall vote and consent together on all matters as one class and that none of the Exchange Securities or the Private Exchange Securities that are subject to such Exchange Securities Indenture will have the right to vote or consent as a separate class on any matter.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the applicable Notes surrendered in exchange therefor or, if no interest has been paid on such Notes, from the date of original issuance of such Notes (each an “Issue Date”).

Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company or American Water Works, as applicable, that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. Each Holder participating in the Registered Exchange Offer shall furthermore make all representations as may be necessary under the applicable rules, regulations or interpretations of the Commission to render use of Form S-4 or another appropriate form under the Securities Act available.

Notwithstanding any other provisions hereof, American Water Works and the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.    Shelf Registration.    If (i) because of any change in law or applicable interpretations thereof by the Commission’s staff, American Water Works or the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Notes validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 105 days after the Filing Date, or (iii) the Initial Purchaser so requests with respect to Notes or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Notes, or (vi) American Water Works and the Company so elect, then the following provisions shall apply:

(a)  If American Water Works or the Company are required by Section 2(b) hereof to file a shelf registration statement and the Registered Exchange Offer has not been consummated, American Water Works or the Company, as applicable, shall, as promptly as practicable (but in no event less than 15 days prior to filing such shelf registration) issue and deliver to any Holder, in exchange for the Notes held by such Holder, a like aggregate principal amount of debt securities (the “Alternate Private Exchange Securities”) of American Water Works or the Company, as applicable, in a private exchange offer that complies with the requirements for a Private Exchange pursuant to Section 1 of this Agreement. For purposes of this Agreement, “Private Exchange Securities” shall include any Alternate Private Exchange Securities. Such Alternate Private Exchange Securities shall be issued under the same indenture as the Exchange Securities would have been issued under had the Exchange Offer been consummated, and American Water Works or the Company, as applicable, will cause the Alternate Private Exchange Securities to bear the same CUSIP number as the applicable Exchange Securities.

(b)  American Water Works and the Company shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a “Shelf Registration Statement” and, together with any Exchange Offer Registration Statement, a “Registration Statement”).

(c)  American Water Works and the Company shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the applicable Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the “Shelf Registration Period”). American Water Works and the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if either of them voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

(d)  Notwithstanding any other provisions hereof, American Water Works and the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the “Holders’ Information”)) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders’ Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.    Increase in Interest Rate.    (a)  The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if American Water Works or the Company fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to the Filing Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 75 days after the Filing Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission’s staff, if later, within 60 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 105 days after the Filing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 75 days after the Filing Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission’s staff, if later, within 60 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that American Water Works or the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default”), American Water Works or the Company, as applicable, will be obligated to pay additional interest in cash on each interest payment date in an amount equal to one-quarter of one percent (0.25%) per annum on the aggregate outstanding principal amount of the Notes with respect to the first 90 days following such Registration Default. The amount of such additional interest will increase by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period until such Registration Default has been cured, up to a maximum of one percent (1.0%) per annum. Such additional interest shall cease to accrue when (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. As used herein, the term “Transfer Restricted Securities” means (i) each Note until the date on which such Note has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Note or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Note or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), American Water Works or the Company, as applicable, shall not be required to pay additional interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

(b)  American Water Works or the Company may, by notice to the Holders in accordance with Section 10(b) hereof, suspend the availability of the Shelf

Registration Statement pending the announcement by American Water Works or the Company of a material corporate transaction or as otherwise required by applicable securities laws without paying additional interest pursuant to Section 3(a) above. In the event that the Shelf Registration Statement is suspended pursuant to the immediately preceding sentence for more than 60 days in the aggregate in any consecutive twelve-month period (a “Registration Suspension Default”), American Water Works or the Company, as applicable, shall be required to pay additional interest pursuant to Section 3(a) until such Registration Suspension Default has been cured. The accrual of such additional interest will cease when such Registration Suspension Default has been cured.

(c)  American Water Works, or the Company, as applicable, shall pay the additional interest due on the Transfer Restricted Securities to the Holders, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the applicable Notes. The additional interest due shall be payable on each interest payment date specified by the Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay additional interest shall be deemed to accrue from and including the date of the applicable Registration Default.

(d)  The parties hereto agree that the additional interest provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

4.    Registration Procedures.    In connection with any Registration Statement, the following provisions shall apply:

(a)  American Water Works or the Company, as applicable, shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

(b)  The Company shall advise the Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission or any other governmental agency or court of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the suspension of availability of the Shelf Registration Statement pursuant to Section 3(b) hereof;

(v) of the receipt by American Water Works or the Company of any notification with respect to the suspension of the qualification of the Notes, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(vi) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)  American Water Works or the Company, as applicable, will use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as practicable.

(d)  American Water Works or the Company, as applicable, will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

(e)  American Water Works or the Company, as applicable, will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration

Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and American Water Works and the Company consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

(f)  American Water Works or the Company, as applicable, will furnish to the Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if the Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

(g)  American Water Works or the Company, as applicable, will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to the Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as the Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and American Water Works and the Company consent to the use of such prospectus or any amendment or supplement thereto by any the Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

(h)  Prior to the effective date of any Registration Statement, American Water Works or the Company, as applicable, will use its reasonable best efforts to register or qualify, or cooperate with the Holders of Notes, Exchange Securities or Private Exchange Securities included therein and its respective counsel in connection with the registration or qualification of, such Notes, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that American Water Works and the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(i)  American Water Works or the Company, as applicable, will cooperate with the Holders of Notes, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Notes, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations (consistent with the Indentures) and registered in such names as the Holders thereof may request in writing prior to sales of Notes, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

(j)  If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which American Water Works or the Company is required to maintain an effective Registration Statement, American Water Works or the Company, as applicable, will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)  Not later than the effective date of the applicable Registration Statement, American Water Works or the Company, as applicable, will provide a CUSIP number for the Notes, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Notes, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

(l)  American Water Works or the Company, as applicable, will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of American Water Works’ or the Company’s first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

(m)  American Water Works or the Company, as applicable, will cause each of the Exchange Securities Indentures to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

(n)  American Water Works or the Company, as applicable, may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to American Water Works and the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as American Water Works and the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and American Water Works and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. No such Holder shall be entitled to liquidated damages unless and until such Holder shall have used its reasonable best efforts to provide all such information.

(o)  In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from American Water Works or the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder’s receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the “Advice”) by American Water Works or the Company that the use of the applicable prospectus may be resumed. If American Water Works or the Company shall give any notice under Section 4(b)(ii) through (v) during the period that American Water Works or the Company is required to maintain an effective Registration Statement (the “Effectiveness Period”), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

(p)  In the case of a Shelf Registration Statement, American Water Works and the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form on no more than one occasion) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Notes, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Notes, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

(q)  In the case of a Shelf Registration Statement, American Water Works and the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Notes, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Notes, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of American Water Works and the Company and their subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an “Inspector”) in connection with such Shelf Registration Statement.

(r)  In the case of a Shelf Registration Statement, American Water Works or the Company, as applicable, shall, if requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause (i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Notes, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) their officers to execute and deliver all customary documents and certificates reasonably requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

5.    Registration Expenses.    American Water Works and the Company will bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and American Water Works and the Company will reimburse the Initial Purchaser and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) designated in writing by the Holders of a majority in aggregate principal amount of the Notes, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the “Special Counsel”) acting for the Initial Purchaser or Holders in connection therewith.

6.    Indemnification.    (a)  In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by the Initial Purchaser or Exchanging Dealer, as applicable, the Company or American Water Works, as applicable, shall indemnify and hold harmless each Holder (including, without limitation, the Initial Purchaser or any such Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Notes, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither American Water Works nor the Company shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders’ Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Notes, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Notes, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by American Water Works or the Company with Section 4(d), 4(e), 4(f) or 4(g).

(b)  In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless American Water Works and the Company, their affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls American Water Works or the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders’ Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Notes, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

(c)  Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

7.    Contribution.    If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Notes, on the one hand, and by a Holder from receiving Notes, Exchange Securities or Private Exchange Securities, as applicable, registered under the Securities Act, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by or on behalf of the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Notes, Exchange Securities or Private Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company, on the one hand, or to any Holders* Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Notes, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    Rules 144 and 144A.    American Water Works and the Company shall use their reasonable best efforts to file the reports required to be filed by each of them under the Securities Act and the Exchange Act in a timely manner and, if at any time American Water Works or the Company is not required to file such reports, American Water Works or the Company, as applicable, will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder’s securities pursuant to Rules 144 and 144A. American Water Works and the Company covenant that each will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, American Water Works and the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require American Water Works or the Company to register any of its securities pursuant to the Exchange Act.

9.    Underwritten Registrations.    If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of American Water Works and the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.    Miscellaneous.    (a)  Amendments and Waivers.    The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless American Water Works and the Company have obtained the written consent of Holders of a majority in aggregate principal amount of the Notes, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Notes, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

(b)    Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

(1) if to a Holder, at the most current address given by such Holder to American Water Works or the Company in accordance with the provisions of this Section 10(b);

(2) if to the Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

(3) if to American Water Works or the Company, initially at the address of American Water Works and the Company set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient’s telecopier machine, if sent by telecopier.

(c)  Successors And Assigns.    This Agreement shall be binding upon American Water Works and the Company and its successors and assigns, including, without limitation, subsequent Holders; provided that nothing herein shall be deemed to permit the assignment, transfer or other disposition of Notes in violation of the terms hereof or of the Purchase Agreement or the applicable Indenture.

(d)  Counterparts.    This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)  Definition of Terms.    For purposes of this Agreement, (a) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act.

(f)  Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)  Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h)  Remedies.    In the event of a breach by American Water Works or the Company or by any Holder of any of their obligations under this Agreement, each Holder or American Water Works or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by American Water Works or the Company of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. American Water Works, the Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(i)  No Inconsistent Agreements.    American Water Works and the Company each represent, warrant and agree that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into, any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request American Water Works or the Company to register any debt securities of American Water Works or the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

(j)  No Piggyback on Registrations.    Neither American Water Works nor the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of American Water Works or the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

(k)  Severability.    The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.

Very truly yours,

AMERICAN WATER WORKS COMPANY, INC.,

By	/s/ Joseph F. Hartnett, Jr.
Name: Joseph F. Hartnett, Jr. Title:Treasurer

AMERICAN WATER CAPITAL CORP.,

By	/s/ Joseph F. Hartnett, Jr.
Name: Joseph F. Hartnett, Jr. Title:Vice President and Treasurer

Accepted:

RWE AKTIENGESELLSCHAFT,

By	/c/ Klaus Sturany
Its Managing Director

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. American Water Works and the Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution”.

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Notes, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution”.

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. American Water Works and the Company have agreed that, for a period of 180 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until [                    ] 200[ ], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

American Water Works and the Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date American Water Works and the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. American Water Works and the Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

ANNEX D

9 CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

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